3Q 2024 Investor Presentation Exhibit 99.2 October 24, 2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new or changes in existing, governmental regulations; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance increases; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; exposure to losses in collateralized loan obligation securities; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of our investment securities; cybersecurity risks, including “denial-of- service attacks,” “hacking,” and “identity theft” that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information; the potential impairment of our goodwill and other intangible assets; our reliance on other companies that provide key components of our business infrastructure; events that may tarnish our reputation; main stream and social media contagion; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including environmental remediation; the effectiveness of our systems of internal operating and accounting controls; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; difficulties we may face in combining the operations of acquired entities or assets with our own operations or assessing the effectiveness of businesses in which we make strategic investments or with which we enter into strategic contractual relationships; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the impact of the combined deficiencies resulting in a material weakness in our internal control over financial reporting; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking institution in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $29.6 Billion Total RBC3** 14.11% LHFI1 $18.0 Billion CET14** 11.83% Deposits $22.9 Billion Leverage** 8.57% ACL2/LHFI 1.25% TCE ratio5 7.63% 1Loans held for investment (LHFI) 3Risk based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common equity (TCE) (Non-GAAP) Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.2 Billion Annualized Dividend Yield 6.3% Branch Network 299 banking offices Sub Debt Rating Kroll BBB 3 299 banking offices in 14 states * Calculated using closing stock price of $30.68 as of 09/30/2024 ** Preliminary estimates - may be subject to change

Earnings • Net income of $55.5 million, or $0.54 per share for the third quarter of 2024. • Net interest margin (NIM), on a fully taxable equivalent (“FTE”) basis1, of 3.04%, an increase of 4 basis points from the second quarter of 2024; adjusted FTE NIM1 of 2.97%, an increase of 5 basis points from the second quarter of 2024. • Efficiency ratio2 of 61.8% for the third quarter of 2024; Non-interest expense/average assets of 2.12%, which includes $3.8 million of CEO transition related expenses. Non-interest expense/average assets of 2.07% excluding CEO transition related expenses. Balance Sheet • Loans decreased by $207.9 million, or 4.4% annualized, from the second quarter of 2024, driven by declines in real estate loans and commercial loans; the commercial loan decline was driven mostly by lower utilization of lines of credit. • Deposits decreased by $6.6 million from the second quarter of 2024. The second quarter balance included a large temporary deposit that was withdrawn early in the third quarter; excluding the large temporary deposit, deposits increased approximately 1% at September 30, 2024 from June 30, 2024. • The Company’s balance sheet continues to maintain a strong liquidity position, with a loan/deposit ratio of 78.8% for the third quarter of 2024. Asset Quality • Criticized loans decreased $14.7 million, or 2.4%, from the second quarter of 2024, to 3.3% of loans held for investment (LHFI), driven mostly by charge-offs. • Non-performing loans of $174.5 million increased 3.7% from the second quarter of 2024, reflecting 0.97% of LHFI, driven by non- accrual loan inflows slightly exceeding payoffs and charge-off outflows. Non-performing assets of $178.9 million increased 2.3% from the second quarter of 2024, reflecting the increase in non-performing loans. • Net charge-offs (NCOs) were $27.4 million, or an annualized 60 basis points of average loans outstanding during the third quarter of 2024, driven by two charge-offs totaling $22.1 million on loans from the metro-office portfolio. Excluding these two charge- offs,NCOs were 12 basis points of average loans outstanding. • Total provision for credit losses was $19.8 million; funded allowance for credit losses coverage of 1.25% of LHFI during the third quarter of 2024 compared to 1.28% from the second quarter of 2024. Capital • Quarterly cash dividend of $0.47 per share, for an annualized yield of 6.3% for the third quarter of 2024. • CET14 of 11.83% and total RBC4 of 14.11% for the third quarter of 2024. • Regulatory capital ratios improved during the quarter; CET1 improved 30 basis points. THIRD QUARTER 2024 HIGHLIGHTS 4 1 See non-GAAP table in appendix for reconciliation 2 The ratio of bank non-interest expense to revenue (per FDIC definition) 3 Metro-office defined as General Office non-owner occupied or construction real estate properties located in Portland, Seattle, Denver, Phoenix, Minneapolis/St. Paul, and Kansas City. 4 Preliminary estimates - may be subject to change

Loan Highlights: • Loans decreased $207.9 million during the third quarter of 2024 driven by declines in real estate loans and commercial loans; the commercial loan decline was driven mostly by lower utilization of lines of credit. • Commercial real estate loans increased due to inflows from completed construction projects; excluding completed construction projects, commercial real estate loans declined as paydowns exceeded new loan originations. • Commercial real estate balances are 33.2% owner-occupied as-of the third quarter of 2024. DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 51% Construction RE, 7% Residential RE, 13% Agriculture RE, 4% Consumer, 5%Commercial, 16% Agriculture, 4% Loans by Geography MT, 19% WY, 6% ID, 7% WA, 9% OR, 10%NE, 7% SD, 12% ND, 2% IA, 10% KS, 2% AZ, 6% CO, 8% Other, 2% Revolving Commitments ($B) $3.1 $3.0 $2.9 $2.7 $2.7 36.8% 38.5% 38.6% 41.3% 40.4% Unfunded Funded 3Q23 4Q23 1Q24 2Q24 3Q24 5 $18.0B Balances as of September 30, 2024

COMMERCIAL REAL ESTATE AND CONSTRUCTION PORTFOLIOS Property Type Multifamily, 24% Medical, 12% Retail, 20% Industrial/Warehouse, 18% Office, 10%Hotel, 9% Land & Development, 3% Other CRE, 2% Residential 1-4 Family, 2% Market Type Metro, 5% Mid-Metro, 8% Non-Metro, 87% 6 Highlights: • $10.5 billion portfolio (58% of total loans), well diversified by property type and geography • Non-owner-occupied portfolio of $6.2 billion (34% of total loans) • $45 million of non-accrual loans (0.43% of commercial real estate and construction portfolios) • Montana has the largest state concentration representing 17% of portfolio Balances as of September 30, 2024 Highlights: • Metro defined as property located in Portland, Seattle, Denver, Phoenix, Minneapolis / St. Paul, and Kansas City. • Mid-metro defined as Omaha, Des Moines, Tuscon, and Boise. • Non-metro defined as all other areas.

METRO OFFICE 7 Balances as of September 30, 2024 Metro Office Properties > $5 million Balance Notes $20.8 Adequate debt service coverage with long-term tenants. 12.6 Recently completed construction with leases commencing. 8.5 Adequate debt service coverage. 7.8 Balance reflective of estimated realizable value. $49.7 Highlights: • Metro office defined as non-owner occupied or construction real estate general office properties located in Portland, Seattle, Denver, Phoenix, Minneapolis / St. Paul, and Kansas City • Remaining balance of $87.3 million following third quarter activity, reflective of 0.48% of loans • Remaining portfolio is granular, with only 2 loans over $10.0 million, detailed below • Largest three loans are pass rated

Deposits by State MT, 25% WY, 12% ID, 7% WA, 4% OR, 12%SD, 15% NE, 8% IA, 9% MO, 1% AZ, 3% CO, 4% Mix of Consumer and Business Deposits 53% 53% 54% 52% 52% 47% 47% 46% 48% 48% Total Consumer Deposits Total Business Deposits 3Q23 4Q23 1Q24 2Q24 3Q24 8 Average Deposit Balances 27% 27% 27% 27% 27% 33% 33% 34% 34% 34% 13% 14% 13% 13% 13% 27% 26% 26% 26% 26% 1.15% 1.36% 1.39% 1.42% 1.47% Demand Savings Time Non-interest bearing Total Cost of Deposits 3Q23 4Q23 1Q24 2Q24 3Q24 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT Balances as of September 30, 2024 Deposit Highlights: • Total deposits decreased $6.6 million from the second quarter of 2024. Second quarter balance included a large temporary deposit, which was withdrawn early in the quarter; deposits increased approximately 1% excluding the large temporary deposit. • Non-interest bearing deposits remained stable at 26% of total average deposits.

Total Risk-Based Capital Ratios 13.19% 13.28% 13.64% 13.80% 14.11% 11.02% 11.08% 11.37% 11.53% 11.83% 2.17% 2.20% 2.27% 2.27% 2.28% CET1 Total RBC 3Q23 4Q23 1Q24 2Q24 3Q24² CAPITAL AND LIQUIDITY Liquid and flexible balance sheet with strong capital position Common Equity (CE) and Tangible Common Equity (TCE)¹ $29.38 $31.05 $30.69 $30.85 $32.20 $17.82 $19.41 $19.16 $19.34 $20.73 6.38% 6.85% 6.92% 6.95% 7.63% 10.10% 10.52% 10.65% 10.65% 11.37% TBVPS BVPS TCE Ratio CE Ratio 3Q23 4Q23 1Q24 2Q24 3Q24 9 LHFI to Deposit Ratio 76.9% 78.4% 79.8% 79.7% 78.8% 3Q23 4Q23 1Q24 2Q24 3Q24 1 See Non-GAAP table in appendix for reconciliation 2 Preliminary estimates - may be subject to change Capital and Liquidity Highlights: • Annualized dividend yield of 6.3% based on an average share price of $29.85 for the third quarter of 2024. • Capital ratios increased for the seventh consecutive quarter. • Tangible book value per share (TBVPS)1 increased during the third quarter, driven by retained earnings and a decline in the accumulated other comprehensive income (AOCI) position of $130.6 million. For the third quarter of 2024, the AOCI mark is equal to $2.44 of book value per share (BVPS).

ALLOWANCE FOR CREDIT LOSSES (ACL) ACL ($MM) and Funded ACL/LHFI Ratio $245.5 $246.1 $243.1 $238.6 $231.0 $226.7 $227.7 $227.7 $232.8 $225.4 $18.8 $18.4 $15.4 $5.8 $5.6 1.24% 1.25% 1.25% 1.28% 1.25% Funded ACL Unfunded ACL Funded ACL % of LHFI 3Q23 4Q23 1Q24 2Q24 3Q24 10 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 6/30/24 $232.8 $5.8 $0.7 $239.3 ACL Provision (Reversal) 20.0 (0.2) — 19.8 Net Charge-offs 27.4 — — 27.4 ACL 9/30/24 $225.4 $5.6 $0.7 $231.7 * Line items may not sum due to rounding ACL Highlights: • Funded ACL decreased slightly to 1.25% of loans from 1.28%, supported by loan portfolio characteristics and mix. • Charge-offs were driven by the charge-off of two metro-office loans; excluding these loans, net charge-offs totaled 12 basis points.

Asset Quality Highlights: • Total criticized loans decreased $14.7 million during the third quarter of 2024, driven mostly by charge-offs. • Total non-performing loans (NPLs) increased by $6.3 million, or 3.7% during the third quarter of 2024. • Net charge-offs totaled $27.4 million, or 60 basis points of average loans, during the third quarter of 2024; driven by $22.1 million from two metro office properties; net charge-offs of 12 basis points of average loans excluding these properties. ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $1.1 $4.8 $8.4 $13.5 $27.4 0.02% 0.10% 0.18% 0.30% 0.60% Net Charge-offs % of Average Loans 3Q23 4Q23 1Q24 2Q24 3Q24 Credit management resulted in stable asset quality Total non-performing loans ($MM) and ACL/NPL Ratios $84.6 $111.3 $175.0 $168.2 $174.5 268.0% 204.6% 130.1% 138.4% 129.2% NPLs ACL / NPL Ratio 3Q23 4Q23 1Q24 2Q24 3Q24 Total Criticized Loans ($MM) and Criticized Loan Ratio $632.9 $688.3 $630.0 $618.0 $603.3 3.5% 3.8% 3.5% 3.4% 3.3% Criticized Loans % of Total Loans 3Q23 4Q23 1Q24 2Q24 3Q24 11

Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $4.4 million of loan purchase accounting accretion (PAA) for the third quarter of 2024, a decrease from $5.1 million from the prior quarter. • Total remaining PAA of $53.3 million as-of the third quarter of 2024 ◦ Scheduled accretion of $3.9 million, $12.8 million, $9.0 million for the remainder of FY24, FY25, FY26. • During the third quarter of 2024, FTE NIM1 increased by 4 basis points; the contribution from PAA decreased 1 basis point compared with the prior quarter. • Adjusted FTE NIM1 (which excludes the impact from PAA) increased by 5 basis points during the third quarter of 2024, primarily driven by an increase in earning asset yield outpacing funding costs. NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $210.2 $204.1 $195.3 $198.3 $202.7 $5.2 $5.4 $6.5 $5.1 $4.4 $215.4² $209.5² $201.8² $203.4² $207.1² 3.07% 3.01% 2.93% 3.00% 3.04% 3.00% 2.94% 2.84% 2.92% 2.97% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 3Q23 4Q23 1Q24 2Q24 3Q24 12 1 See Non-GAAP table in appendix for reconciliation 2 FTE NII

INVESTMENT PORTFOLIO 13 Total Portfolio Duration at Quarter-end 3.7 3.5 3.6 3.5 3.4 3Q23 4Q23 1Q24 2Q24 3Q24 (in years) Projected Cash Flow ($MM) and Yield Roll-Off at Quarter-end* $214.4 $179.8 $214.3 $352.7 $213.4 $211.4 2.49% 2.36% 2.38% 2.75% 2.44% 2.39% 4Q24E 1Q25E 2Q25E 3Q25E 4Q25E 1Q26E *Constitute forward-looking statements

14 3Q24 Non-interest Income by Type Payment Services, 40% Mortgage Banking, 4% Wealth Management, 21% Deposit Service Charges, 14% Other Service Charges & Fees, 5% Other Income, 16% Dollars in millions 3Q23 2Q24 3Q24 Payment services revenues $ 19.2 $ 18.6 $ 18.7 Mortgage banking revenues 2.0 1.7 1.7 Wealth management revenues 8.7 9.4 9.6 Service charges on deposit accounts 6.0 6.4 6.6 Other service charges, commissions and fees 2.2 2.1 2.2 Investment securities losses, net — — — Other income 3.9 4.4 7.6 Total Reported Non-interest Revenue $ 42.0 $ 42.6 $ 46.4 % of Total Revenue 16.4% 17.4% 18.4 % NON-INTEREST INCOME Non-interest Income Notes: • Q3 2024 results included $2.6 million for a gain-on-sale of one of our branches.

NON-INTEREST EXPENSE 15 Dollars in millions 3Q23 2Q24 3Q24 Salaries and wages $ 65.4 $ 66.3 $ 70.9 Employee benefits 19.7 16.9 19.7 Occupancy and equipment 17.0 16.9 17.0 Other intangible amortization 3.9 3.7 3.6 Other expenses 54.6 51.1 48.2 Other real estate owned expense 0.5 2.0 — Total Reported Non-interest Expense $ 161.1 $ 156.9 $ 159.4 Non-interest Expense ($MM) and Efficiency Ratio 161.1 166.0 160.2 156.9 159.4 61.5% 64.2% 64.6% 62.7% 61.8% Total Non-interest Expenses Efficiency Ratio ¹ 3Q23 4Q23 1Q24 2Q24 3Q24 1 The ratio of the bank’s non-interest expense to revenue (per FDIC definition) Non-interest Expense Notes: • Q1 2024 results include a $1.5 million accrual for a FDIC special assessment • Q3 2024 results included $3.8 million for CEO transition related expenses

Loans and Deposits • Anticipate ending deposits to be relatively flat through year-end 2024 from September 30 balances • Anticipate ending loans to range from relatively flat to modestly lower through year-end 2024 from September 30 balances Net Interest Income • Anticipate fourth quarter net interest income to increase 1-2% over third quarter, with Net Interest Margin increasing at or modestly more than the third quarter increase over the second quarter • Outlook assumes two 25 basis point rate decreases in fourth quarter; rate decreases have minimal impact on 4Q outlook Non-Interest Income • Anticipate fourth quarter non-interest income to be approximately flat from the third quarter, excluding the $2.6 million branch sale gain in the third quarter Non-Interest Expense • Anticipate fourth quarter non-interest expense to increase 2-3% over the third quarter excluding the $3.8 million of CEO transition related expenses in the third quarter Tax Rate • Anticipate effective tax rate to be 23.5%-24.0% for full-year 2024 Credit Quality • Anticipate net charge-offs between 20 and 25 basis points for the fourth quarter, excluding any impact from the previously disclosed non-performing C&I loan with specific reserve allocated 2024 GUIDANCE SUMMARY* 16 *Preliminary estimates - may be subject to change *Constititute forward-looking statements

NON-GAAP FINANCIAL MEASURES 17 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this presentation contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets;(v) net interest income on a fully taxable equivalent basis; (vi) adjusted net interest income on a fully taxable equivalent basis; (vii) net interest margin on a fully taxable equivalent basis; and (viii) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Net interest income on a fully taxable equivalent basis is calculated as net interest income, adjusted to include its fully taxable equivalent interest income. Adjusted net interest income on a fully taxable equivalent basis is calculated as net interest income on a fully taxable equivalent basis less purchase accounting interest accretion on acquired loans. Net interest margin on a fully taxable equivalent basis is calculated as annualized net interest income on a fully taxable equivalent basis divided by average interest-earning assets. Adjusted net interest margin on a fully taxable equivalent basis is calculated as annualized adjusted net interest income on a fully taxable equivalent basis divided by average interest-earning assets. These non-GAAP financial measures are calculated on the reconciliation pages that follow). These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv) above to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its GAAP net interest income to include fully taxable equivalent adjustments and further adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting interest accretion. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

3Q23 4Q23 1Q24 2Q24 3Q24 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,085.5 $ 3,227.5 $ 3,209.7 $ 3,225.3 $ 3,365.8 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,214.1 1,210.3 1,206.6 1,202.9 1,199.3 Tangible common stockholders' equity (Non-GAAP) (B) $ 1,871.4 $ 2,017.2 $ 2,003.1 $ 2,022.4 $ 2,166.5 Total assets (GAAP) $ 30,540.8 $ 30,671.2 $ 30,144.8 $ 30,289.5 $ 29,595.5 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,214.1 1,210.3 1,206.6 1,202.9 1,199.3 Tangible assets (Non-GAAP) (C) $ 29,326.7 $ 29,460.9 $ 28,938.2 $ 29,086.6 $ 28,396.2 Common shares outstanding (L) 105,011 103,942 104,572 104,561 104,530 Book value per common share (GAAP) (A) / (L) $ 29.38 $ 31.05 $ 30.69 $ 30.85 $ 32.20 Tangible book value per common share (Non-GAAP) (B) / (L) 17.82 19.41 19.16 19.34 20.73 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 6.38% 6.85% 6.92% 6.95% 7.63 % NON-GAAP RECONCILIATION 18 * Line items may not sum due to rounding

3Q23 4Q23 1Q24 2Q24 3Q24 (Dollars in millions) Net interest income (A) $ 213.7 $ 207.8 $ 200.1 $ 201.7 $ 205.5 FTE adjustments(1) 1.7 1.7 1.7 1.7 1.6 Net interest income on a FTE basis (Non-GAAP) (B) 215.4 209.5 201.8 203.4 207.1 Less purchase accounting accretion 5.2 5.4 6.5 5.1 4.4 Adjusted net interest income on a FTE basis (Non-GAAP) (C) $ 210.2 $ 204.1 $ 195.3 $ 198.3 $ 202.7 Average interest-earning assets (D) $ 27,796.8 $ 27,569.4 $ 27,699.6 $ 27,286.9 $ 27,133.3 Net interest margin (A annualized)/(D) 3.05% 2.99% 2.91% 2.97% 3.01 % Net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 3.07 3.01 2.93 3.00 3.04 Adjusted net interest margin (FTE) (Non-GAAP) (C annualized)/(D) 3.00 2.94 2.84 2.92 2.97 NON-GAAP RECONCILIATION 19 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% tax rate.